UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 12, 2009

Mercantile Bank Corporation
(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan	49504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 616-406-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sales of Equity Securities

Item 3.03 Material Modification to Rights of Security Holders

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 9.01 Financial Statements and Exhibits

Signatures

Exhibit Index
EX-3.1
EX-4.1
EX-4.2
EX-10.1
EX-10.2
EX-10.3
EX-10.4

Item 1.01 Entry into a Material Definitive Agreement.
     On May 15, 2009, Mercantile Bank Corporation (the “Company”), entered into a Letter Agreement, dated May 15, 2009, including the Securities Purchase Agreement — Standard Terms (collectively, the “Securities Purchase Agreement”), with the United States Department of the Treasury (the “Treasury”) as part of the Treasury’s Capital Purchase Program (the “CPP”). Pursuant to the Securities Purchase Agreement, the Company issued and sold to the Treasury (i) 21,000 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, without par value and having a liquidation preference of $1,000 per share (the “Series A Preferred Stock”), and (ii) a warrant (the “Warrant”) to purchase 616,438 shares of the Company’s common stock, at an exercise price of $5.11 per share (subject to certain anti-dilution and other adjustments), for an aggregate purchase price of $21,000,000 in cash.
     The Series A Preferred Stock qualifies as Tier 1 capital for regulatory purposes, and pays cumulative dividends quarterly at a rate of 5% per annum for the first five years, and 9% per annum thereafter. The Series A Preferred Stock ranks senior to the Company’s common stock and senior to or pari passu with all other series or classes of preferred stock with respect to dividends and distributions and amounts payable upon liquidation, dissolution and winding up of the Company. The Series A Preferred Stock is non-voting, other than class voting rights on certain matters that could adversely affect the Series A Preferred Stock. If dividends on the Series A Preferred Stock have not been paid for an aggregate of six quarterly dividend periods or more, whether or not consecutive, the Company’s authorized number of directors will be automatically increased by two and the holders of the Series A Preferred Stock, voting together with holders of any then outstanding voting parity stock, will have the right to elect those directors at the Company’s next annual meeting of shareholders or at a special meeting of shareholders called for that purpose. Any Series A Preferred Stock directors would be elected annually and serve until all accrued and unpaid dividends on the Series A Preferred Stock have been paid.
     In connection with the CPP transaction, the Company entered into a side letter agreement, dated May 15, 2009, with the Treasury (the “Side Letter Agreement”), which amends the Securities Purchase Agreement in certain respects to make the terms of the Securities Purchase Agreement consistent with the provisions of the American Recovery and Reinvestment Act of 2009 (“ARRA”). Pursuant to the Side Letter Agreement, the Company has the right to redeem the Series A Preferred Stock at any time, subject to consultation with the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), the Company’s primary regulator.
     Until the earlier of (i) May 15, 2012, or (ii) such time as all Series A Preferred Stock has been redeemed by the Company or transferred by the Treasury to third parties that are not affiliated with the Treasury, the Company may not, without the Treasury’s consent, increase its dividend rate per share of common stock or, with certain limited exceptions, repurchase its common stock.

     On May 12, 2009, the Company filed a Certificate of Designations of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Certificate of Designations”) with the Michigan Department of Energy, Labor & Economic Growth, which constituted an amendment to the Company’s Articles of Incorporation effective on that date. The Certificate of Designations established and designated the Series A Preferred Stock and specified the preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions of that series, including the relevant provisions described above.
     The Warrant is immediately exercisable and has a 10-year term. The exercise price and number of shares subject to the Warrant are both subject to anti-dilution adjustments. Pursuant to the Securities Purchase Agreement, the Treasury has agreed not to exercise voting power with respect to any shares of common stock issued upon exercise of the Warrant; however, the agreement not to vote the shares does not apply to any person who may subsequently acquire such shares. If the Company receives aggregate gross proceeds of at least $21,000,000 from one or more qualifying equity offerings of Tier 1-eligible perpetual preferred or common stock on or prior to December 31, 2009, the number of shares of common stock underlying the Warrant then held by the Treasury will be reduced by one-half of the original number of shares underlying the Warrant, after taking into account all adjustments.
     The Series A Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933. The Treasury and other future holders of the Series A Preferred Stock, the Warrant or the common stock issued pursuant to the Warrant have registration rights, including piggyback registration rights, with respect to these securities. The Series A Preferred Stock, the Warrant and the common stock issuable upon exercise of the Warrant are not subject to any contractual restrictions on transfer, except that the Treasury may only transfer or exercise an aggregate of one-half of the Warrant shares prior to the earlier of (i) the date when the Company has received gross proceeds of at least $21,000,000 from one or more qualifying equity offerings and (ii) December 31, 2009.
     Under the terms of the Securities Purchase Agreement, the Company is required to amend its compensation, bonus, incentive and other benefit plans, arrangements and agreements, including golden parachute, severance and employment agreements, to the extent necessary to be in compliance with the executive compensation and corporate governance requirements of Section 111(b) of the Emergency Economic Stabilization Act of 2008 (the “EESA”), as amended by ARRA, and applicable guidance or regulations issued by the Secretary of the Treasury. For so long as the Treasury holds any securities acquired from the Company pursuant to the CPP, but excluding any period in which the Treasury holds only the Warrant to purchase common stock of the Company (the “CPP Period”), the Company must remain in compliance with such executive compensation requirements. The applicable executive compensation requirements apply to the compensation of the Company’s Senior Executive Officers (which are defined to include the chief executive officer, chief financial officer and three other most highly compensated executive officers), and certain other highly-compensated employees. The Company’s Senior Executive Officers now are Michael H. Price, Chairman of the Board, President and Chief Executive Officer; Robert B. Kaminski, Jr., Executive Vice President, Chief Operating Officer and Secretary; and Charles E. Christmas, Senior Vice President, Chief Financial Officer and Treasurer.
     The applicable executive compensation standards include: (i) limits on compensation to exclude incentives to take unnecessary and excessive risks during the CPP Period; (ii) prohibitions on payment or accrual of bonuses, retention awards and other incentive compensation to our most highly-compensated employee, other than payments required to be paid pursuant to a written employment agreement entered into on or before February 11, 2009, or grants of long-term restricted stock that do not fully vest during the CPP Period, do not have a value which exceeds one-third of that employee’s total annual compensation, and meet other requirements that the Secretary of the Treasury may determine in the public interest; (iii) prohibitions on any payments to up to our ten most highly-compensated employees for departure from the Company for any reason (a “golden parachute”), except for payments for services performed or benefits accrued; (iv) recovery (“clawback”) of bonuses, retention awards and incentive compensation to Senior Executive Officers and the next 20 most highly-compensated employees if the payment was based on materially inaccurate statements of earnings, revenues, gains or other criteria; (v) prohibition on compensation plans that encourage manipulation of reported earnings; (vi) retroactive review by the Secretary of the Treasury of bonuses, retention awards and other compensation previously paid to Senior Executive Officers and the next 20 most highly-compensated employees to determine whether any such payments were inconsistent with the purposes of the Troubled Asset Relief Program established under EESA or otherwise contrary to public interest; (vii) requiring the establishment of a company-wide policy regarding “excessive or luxury expenditures”; and (viii) requiring the inclusion in proxy statements for annual shareholder meetings of a non-binding “say-on-pay” shareholder vote on the compensation of executives. The Treasury also has authority under ARRA to impose additional appropriate standards for executive compensation and corporate governance.
     Consistent with its obligations under the Securities Purchase Agreement, on May 15, 2009, the Company and its wholly-owned subsidiary, Mercantile Bank of Michigan (the “Bank”), entered into an Amendment to Employment Agreements with Messrs. Price, Kaminski and Christmas, among other things, to (i) eliminate any golden parachute payments to them during the CPP Period that are prohibited pursuant to EESA, as amended by ARRA, (ii) provide for the recovery or clawback of any bonuses, retention awards or incentive compensation that is based on statements of earnings, revenues, gains or other criteria that are later found to be materially inaccurate, and (iii) with respect to Mr. Price, to provide that the Company and the Bank would not pay or accrue any bonus, retention award or incentive compensation for Mr. Price in violation of Section 111(b)(3)(D) of EESA, as amended by ARRA. Additionally, each of the three Senior Executive Officers executed a waiver pursuant to the terms of the Securities Purchase Agreement, in which he waived any claim against the United States, the Company or the Bank for any changes to his compensation or benefits that are required by EESA, as amended. The executive compensation requirements apply during the CPP Period.
     The description in this Current Report on Form 8-K of the terms of the Company’s participation in the CPP, including the terms of the Securities Purchase Agreement, Series A Preferred Stock and the Warrant to purchase shares of common stock, is qualified in its entirety by the following exhibits filed with this Current Report, which are attached and incorporated here by reference: (i) the Letter Agreement, including the Securities Purchase Agreement — Standard Terms filed as Exhibit 10.1; (ii) the Side Letter Agreement filed as Exhibit 10.2; (iii) the Certificate of Designations of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, filed as Exhibit 3.1; (iv) the form of the stock certificate for Series A Preferred Stock filed as Exhibit 4.1; (v) the Warrant filed as Exhibit 4.2; (vi) the Amendment to Employment Agreements executed by the Company, the Bank, and each of Michael H. Price, Robert B. Kaminski, Jr. and Charles E. Christmas, filed as Exhibit 10.3; and (vii) the Form of Waiver executed by each of Michael H. Price, Robert B. Kaminski, Jr. and Charles E. Christmas, filed as Exhibit 10.4.
     The Company is registered with the Federal Reserve Board as a bank holding company. The Federal Reserve Board is the primary federal banking agency responsible for regulating the Company.
Item 3.02 Unregistered Sales of Equity Securities.
     The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” above is incorporated here by reference.
Item 3.03 Material Modification to Rights of Security Holders.
     The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” above is incorporated here by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” above is incorporated here by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” above is incorporated here by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, filed with the Michigan Department of Energy, Labor and Economic Growth on May 12, 2009, and constituting an amendment to the Articles of Incorporation of Mercantile Bank Corporation

4.1	Form of the stock certificate for the Fixed Rate Cumulative Perpetual Preferred Stock, Series A

4.2	Warrant to Purchase Common Stock of Mercantile Bank Corporation, dated May 15, 2009

10.1	Letter Agreement, dated as of May 15, 2009, between Mercantile Bank Corporation and the United States Department of the Treasury, including the Securities Purchase Agreement — Standard Terms and Schedules

10.2	Side Letter Agreement, dated as of May 15, 2009, between Mercantile Bank Corporation and the United States Department of the Treasury regarding the American Recovery and Reinvestment Act of 2009

10.3	Amendment to Employment Agreements, dated May 15, 2009, by and among Mercantile Bank Corporation, Mercantile Bank of Michigan, Michael H. Price, Robert B. Kaminski, Jr. and Charles E. Christmas

10.4	Form of Waiver executed by each of Michael H. Price, Robert B. Kaminski, Jr. and Charles E. Christmas

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bank Corporation
Date: May 15, 2009	By:	/s/ Charles E. Christmas
Charles E. Christmas
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Designations of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, filed with the Michigan Department of Energy, Labor and Economic Growth on May 12, 2009, and constituting an amendment to the Articles of Incorporation of Mercantile Bank Corporation

4.1	Form of the stock certificate for the Fixed Rate Cumulative Perpetual Preferred Stock, Series A

4.2	Warrant to Purchase Common Stock of Mercantile Bank Corporation, dated May 15, 2009

10.1	Letter Agreement, dated as of May 15, 2009, between Mercantile Bank Corporation and the United States Department of the Treasury, including the Securities Purchase Agreement — Standard Terms and Schedules

10.2	Side Letter Agreement, dated as of May 15, 2009, between Mercantile Bank Corporation and the United States Department of the Treasury regarding the American Recovery and Reinvestment Act of 2009

10.3	Amendment to Employment Agreements, dated May 15, 2009, by and among Mercantile Bank Corporation, Mercantile Bank of Michigan, Michael H. Price, Robert B. Kaminski, Jr. and Charles E. Christmas

10.4	Form of Waiver executed by each of Michael H. Price, Robert B. Kaminski, Jr. and Charles E. Christmas